SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1998

                                MANOR CARE, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                             1-8195                     52-1200376
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(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation)                 File Number)              Identification No.)


11555 Darnestown Road
Gaithersburg, Maryland                                             20878
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (301) 979-4000

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On June 10, 1998, the registrant, Health Care and Retirement Corporation, a Delaware corporation ("HCR"), and Catera Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HCR ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 10, 1998, pursuant to which Merger Sub would merge (the "Merger") with and into the registrant and the separate corporate existence of Merger Sub will cease and the registrant will continue as the surviving corporation. The Merger Agreement provides that, with certain limited exceptions, each outstanding share of the registrant's common stock, par value $.10 per share, shall be converted into the right to receive one share of common stock of HCR, par value $.01 per share. Upon completion of the transaction, the registrant will become a wholly owned subsidiary of HCR and the stockholders of the registrant will become stockholders of HCR. The consummation of the transactions contemplated by the Merger Agreement are subject to the approval of the stockholders of each of the registrant and HCR, the receipt of certain regulatory approvals and the expiration of antitrust waiting periods. For additional information regarding the transactions contemplated by the Merger Agreement, reference is made to a press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On June 10, 1998, the registrant amended the Rights Agreement (the "Rights Agreement") between the registrant and ChaseMellon Shareholder Services, L.L.C., dated as of February 25, 1998 (the "Rights Amendment"). The Rights Amendment excludes HCR from being an "Acquiring Person" within the meaning of the Rights Agreement and adds certain statements clarifying that the Merger would not trigger provisions of the Rights Agreement. Reference is made to the Rights Amendment, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

     Exhibit No.             Description

      4.2 Amendment to Rights Agreement between Manor Care, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated June 10, 1998

     99.1           Press Release dated June 10, 1998




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MANOR CARE, INC.




Date:  June 16, 1998                   By:  /s/ James H. Rempe
                                            ----------------------------------
                                            Name:  James H. Rempe
                                            Title:   Senior Vice President





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


                                  EXHIBIT INDEX

Number            Description

 4.2              Amendment to Rights Agreement between Manor Care, Inc.
                  and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated June 10, 1998

99.1              Press Release dated June 10, 1998



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